                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                               HANDLEMAN COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                                        [HANDLEMAN COMPANY LOGO]




                                                               Handleman Company
                                                             500 Kirts Boulevard
                                                       Troy, Michigan 48084-4142





                                                                  Notice of 2003
                                                                  Annual Meeting
                                                             and Proxy Statement

[HANDLEMAN COMPANY LOGO]


Stephen Strome
Handleman Company
Chairman and Chief Executive Officer
500 Kirts Boulevard
Troy, MI 48084-4142



September 15, 2003


Dear Shareholders:

It is my pleasure to invite you to Handleman Company's 2003 Annual Meeting of Shareholders. We will hold the meeting on Tuesday, October 14, 2003, at 2:00 p.m., Eastern Daylight Time, at the Somerset Inn, 2601 West Big Beaver, Troy, Michigan 48084. During the Annual Meeting we will discuss each item of business described in the enclosed Notice of Annual Meeting and proxy statement and give a report on the Company's business operations. There will also be time to respond to questions.

We hope you will be able to attend the Annual Meeting. Please vote your shares regardless of whether you plan to attend in person. We are pleased to offer multiple options for voting your shares. As detailed in the "Questions and Answers" section of the proxy statement (beginning on page 24), you can vote using any of the following methods: vote by telephone or the Internet; sign and date the proxy card or voting instruction card and return it in the prepaid envelope; or vote in person at the meeting.


Thank you for your continued support of Handleman Company.


Sincerely,


/s/ Stephen Strome

                               TABLE OF CONTENTS


                                                                                        PAGE
                                                                                        ----
Notice of the 2003 Annual Meeting of Shareholders ..................................      1
General Information ................................................................      3
Voting Securities ..................................................................      3
Election of Directors ..............................................................      5
        - Board Nominees for Terms to Expire at the 2006 Annual Meeting ............      5
        - Continuing Directors Whose Terms Expire at the 2004 Annual Meeting .......      6
        - Continuing Directors Whose Terms Expire at the 2005 Annual Meeting .......      6
Board Information ..................................................................      7
        - Board Meetings ...........................................................      7
                Board Committees ...................................................      7
                Audit Committee ....................................................      7
                Compensation and Stock Option Committee ............................      8
        - Corporate Governance and Nominating Committee ............................      8
        - Presiding Director .......................................................      9
Board Compensation .................................................................      9
Compensation and Stock Option Committee Report .....................................     10
Audit Committee Report .............................................................     13
Performance Graph ..................................................................     14
Executive Compensation .............................................................     15
Option Grants in Last Fiscal Year ..................................................     16
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values...     17
Pension Plan Table .................................................................     18
Supplemental Executive Retirement Plan Table .......................................     19
Change in Control Agreements .......................................................     19
Security Ownership of Certain Beneficial Owners and Management .....................     20
Other Matters ......................................................................     23
        - Relationship with Independent Public Auditor .............................     23
        - Independent Public Auditor Fees ..........................................     23
        - Other Proposals ..........................................................     23
Questions and Answers about the Annual Meeting and Voting ..........................     24
What is a proxy? ...................................................................     24
What is a proxy statement? .........................................................     24
Who can vote? ......................................................................     24
What is the quorum requirement of the Annual Meeting? ..............................     24
What am I voting on? ...............................................................     24
What are the voting recommendations of the Board? ..................................     24
What vote is required to elect the Directors? ......................................     24
What shares are covered by my proxy card? ..........................................     25
What is the difference between holding shares as a shareholder of record
   and as a beneficial owner? ......................................................     25
How do I vote? .....................................................................     25
What is the effect of not voting? ..................................................     26
What can I do if I change my mind after I vote my shares? ..........................     26
How do participants in the Handleman Company 401(k) Plan vote their shares? ........     26


                                                                                PAGE
                                                                                ----
How do shareholders of record vote their shares if they are also participants
   in the Handleman Company 401(k) Plan? .....................................   27
What does it mean if I get more than one proxy card? .........................   27
Will there be a management presentation at the Annual Meeting? ...............   27
Who can attend the Annual Meeting? ...........................................   27
What do I need to attend the Annual Meeting? .................................   28
Can I bring a guest? .........................................................   28
Who will count the vote? .....................................................   28
How much did this proxy solicitation cost? ...................................   28
How do I recommend someone to be a Director for the 2004 Annual Meeting? .....   28
When are shareholder proposals due for the 2004 Annual Meeting? ..............   28
Where can I find the Corporate Governance Guidelines for Handleman Company? ..   29
Can I access the proxy statement and 2003 annual report on the Internet
   instead of receiving paper copies? ........................................   29
How do I obtain more information about Handleman Company? ....................   29
Appendix A - Audit Committee Charter .........................................   A-1
Appendix B - Corporate Governance Guidelines .................................   B-1



                                HANDLEMAN COMPANY
                               NOTICE OF THE 2003
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 14, 2003



The Annual Meeting of Shareholders of Handleman Company will be held on Tuesday, October 14, 2003 at 2:00 p.m. Eastern Daylight Time, at the Somerset Inn, 2601 West Big Beaver Road, Troy, Michigan 48084, for the following purposes:

     1. The election of three Directors. Nominees are:

                James B. Nicholson
                Lloyd E. Reuss
                Stephen Strome

    2.  To transact such other business as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITS NOMINEES FOR DIRECTORS. THE BOARD OR PROXY HOLDERS WILL USE THEIR DISCRETION ON OTHER MATTERS THAT MAY ARISE AT THE ANNUAL MEETING.

If you were a shareholder of record at the close of business on August 25, 2003, you are entitled to vote at the Annual Meeting.

If you have any questions about the Annual Meeting, please contact:

Office of the Secretary
Handleman Company
500 Kirts Boulevard
Troy, MI 48084-4142
248-362-4400

BY ORDER OF THE BOARD OF DIRECTORS

                      (This page intentionally left blank)

                                HANDLEMAN COMPANY
                               500 KIRTS BOULEVARD
                            TROY, MICHIGAN 48084-4142

                                   ----------

             PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD OCTOBER 14, 2003


                               GENERAL INFORMATION


The approximate mailing date for this proxy statement and the proxy is September 15, 2003. A copy of the annual report of the Company for the fiscal year ended May 3, 2003 accompanies this Notice.

It is important that your shares be represented at the meeting. We encourage you to read the proxy statement and vote your shares as soon as possible. The proxy is solicited by the Board of Directors of the Company. The shares represented by valid proxies in the enclosed form will be voted if received in time for the Annual Meeting. The expenses in connection with the solicitation of proxies will be borne by the Company and may include requests by mail and personal contact by its Directors, Officers and employees. In addition, the Company has retained Georgeson Shareholder, 17 State Street, New York, NY 10004 to aid in the solicitation of proxies from brokers, banks, other nominees and institutional holders at a fee not to exceed $5,500 plus out-of-pocket expenses. The Company will reimburse brokers or other nominees for their expenses in forwarding proxy materials to principals. Any person giving a proxy has the power to revoke it at any time before it is voted.

For additional information regarding voting your shares, see the "Questions and Answers" section of this proxy statement (beginning on page 24).


                                VOTING SECURITIES

Only holders of record of shares of $.01 par value common stock (the "Common Stock") at the close of business on August 25, 2003 are entitled to notice of, and to vote at, the meeting or at any adjournment or adjournments thereof, each share having one vote. As of August 25, 2003, the date of record, the Company had issued and outstanding 24,831,246 shares of Common Stock.

                      (This page intentionally left blank)

                            I. ELECTION OF DIRECTORS

The Board of Directors consists of nine members. The Directors are divided into three classes. At each Annual Meeting, the term of one class expires. Directors in each class serve for three-year terms, or until the Director's retirement. Three Directors are to be elected by shareholders at the Annual Meeting for three-year terms expiring in 2006. The Board's nominees are Messrs. James B. Nicholson, Lloyd E. Reuss and Stephen Strome.

Following each Director's name is (1) the year he or she was first elected a Director (2) age and (3) a brief account of the Director's business experience during the past five years.


                                 BOARD NOMINEES



NOMINEES FOR TERMS TO EXPIRE AT THE 2006 ANNUAL MEETING:


JAMES B. NICHOLSON                                           Director since 1991
                                                             Age 60

Mr. Nicholson has served as President, Chief Executive Officer and Director of PVS Chemicals, Inc. since 1979. Mr. Nicholson is a Director of LaSalle Bank Corporation. Mr. Nicholson is also Chairman of the Board of Amerisure Companies.


LLOYD E. REUSS                                               Director since 1993
                                                             Age 67

Mr. Reuss served as General Motors Corporation's Executive Vice President of New Vehicles and Systems from April 6, 1992 through his retirement on January 1, 1993. Mr. Reuss served as President of General Motors Corporation from August 1, 1990 through April 5, 1992. Mr. Reuss is a Director of International Speedway Corporation and U.S. Sugar Corporation.


STEPHEN STROME                                               Director since 1989
                                                             Age 58

Mr. Strome has served as Chairman of the Board and Chief Executive Officer of the Company since January 12, 2001. From May 1, 1991 through January 11, 2001, Mr. Strome served as President and Chief Executive Officer of the Company.




              THE BOARD RECOMMENDS THAT YOU VOTE "FOR" ITS NOMINEES

                                 CONTINUING DIRECTORS

DIRECTORS WHOSE TERMS EXPIRE AT THE 2004 ANNUAL MEETING:


ELIZABETH A. CHAPPELL                                        Director since 1999
                                                             Age 45

Ms. Chappell has served as President of the Detroit Economic Club since April 15, 2002. From January 4, 2001 through April 14, 2002, Ms. Chappell served as a business consultant in private practice. Ms. Chappell served as the Executive Vice President Corporate Communications and Investor Relations of Compuware Corporation from January 3, 2000 to January 3, 2001. Ms. Chappell was formerly President and Chief Executive Officer of The Chappell Group Inc., a consulting firm she founded in 1995 that specialized in strategic planning, organizational development and sales and marketing strategies. Ms. Chappell is a Director of Compuware Corporation.


PETER J. CLINE                                               Director since 2001
                                                             Age 56

Mr. Cline has served as President and Chief Operating Officer of the Company since January 12, 2001. From May 3, 2000 through January 11, 2001, Mr. Cline served as Executive Vice President and Chief Operating Officer of the Company and President of Handleman Entertainment Resources. From April 25, 1994 to May 2, 2000, Mr. Cline served as Executive Vice President and President of Handleman Entertainment Resources.


RALPH J. SZYGENDA                                            Age 55

Mr. Szygenda was elected to the Board of Directors effective June 10, 2003, succeeding to the term of John M. Barth, who resigned as a Director. Mr. Szygenda has served as Group Vice President and Chief Information Officer of General Motors Corporation since January 7, 2000. Mr. Szygenda joined General Motors Corporation in June 28, 1996 as Vice President and Chief Information Officer. Mr. Szygenda is a Director of Covisint LLC.

DIRECTORS WHOSE TERMS EXPIRE AT THE 2005 ANNUAL MEETING:


EUGENE A. MILLER                                             Director since 2002
                                                             Age 65

Mr. Miller served as Chairman of the Board of Comerica Incorporated and Comerica Bank from January 1, 2002 through his retirement on October 1, 2002. From June 1, 1999 through December 31, 2001, Mr. Miller served as Chairman, President and Chief Executive Officer of Comerica Incorporated and Comerica Bank. From June 30, 1993 through June 1, 1999, Mr. Miller served as Chairman and Chief Executive Officer of Comerica Incorporated and Comerica Bank. Mr. Miller is a Director of DTE Energy, Inc., the Amerisure Companies, Flint Ink Corporation and McKinley Associates.


SANDRA E. PETERSON                                           Director since 2001
                                                             Age 44

Ms. Peterson has served as the Senior Vice President, Health Businesses, Medco Health Solutions, Inc. since January 1, 1999. From April 8, 1996 through December 31, 1998, Ms. Peterson served as Executive Vice President of Nabisco Holding Company. Ms. Peterson is a Director of The Dun & Bradstreet Corporation.


DR. IRVIN D. REID                                            Director since 2002
                                                             Age 62

Dr. Reid has served as President of Wayne State University since November 24, 1997. From August 1, 1989 through November 23, 1997, Dr. Reid served as President of Montclair State University. Dr. Reid is a Director of Mack-Cali Real Estate Investment Trust.

                               BOARD INFORMATION

BOARD MEETINGS:

During the fiscal year ended May 3, 2003, the Board held a total of 10 meetings. During fiscal 2003, each Director of the Company attended at least 80% of the aggregate number of meetings of the Board and the total number of meetings of all committees of the Board on which such Director served, during the time each such Director was a member of the Board.

BOARD COMMITTEES:

AUDIT COMMITTEE: The Audit Committee is appointed by the Board of Directors of the Company to provide assistance to the Board of Directors in fulfilling its oversight responsibility relating to the Company's financial statements and the financial reporting processes; the systems of internal accounting and financial controls; the internal audit function; the annual independent audit of the Company's financial statements; any financially-related legal compliance or ethics programs as established by the Board; and any other areas specified by the Board of potential significant financial risk to the Company. A copy of the Audit Committee Charter is attached as Appendix A to this proxy statement.

The primary functions of the Audit Committee are to:

         -     Appoint the independent auditors;

         - Review the appointment and performance of the chief internal auditor;

         - Review the independence and performance of the independent auditors annually;

         - Review and approve the annual and quarterly plans for internal audit;

         -     Assess the Company's accounting and financial controls;

         - Review the audit plans prepared by internal audit and independent auditors;

         - Establish procedures for confidential reporting of concerns regarding internal accounting controls, accounting and auditing matters;

         - Review information required to be disclosed by management under Sections 302 and 906 of the Sarbanes-Oxley Act of 2002;

         - Pre-approve all auditing services and permitted non-audit services to be performed by the Company's independent auditors;

         - Review significant issues concerning litigation, tax and insurance;

         -     Review consequential management information systems, as required;

         -     Review and monitor compliance procedures; and

         - Report the results or findings of all activities to the Board on a periodic basis.

The Audit Committee held five meetings last year. All members are independent, non-employee Directors. Members: Mr. Miller, Chairman, Ms. Peterson and Dr. Reid.

COMPENSATION AND STOCK OPTION COMMITTEE: The duties of the Compensation and Stock Option Committee are: recommending to the Board of Directors the remuneration arrangements for senior management; recommending to the Board of Directors compensation plans in which officers are eligible to participate; recommending to the Board of Directors director compensation programs; and granting stock options, performance shares and restricted stock awards under the Company's 2001 Stock Option and Incentive Plan.

The primary functions of the Compensation and Stock Option Committee are to:

         - Recommend to the Board the selection and retention of officers and key employees;

         - Recommend salary structures, officer gradings, and salaries for elected officers;

         - Administer and recommend amendments to the executive compensation plans;

         -     Review and recommend salary adjustments of the Chief Executive
               Officer;

         - Recommend to the Board bonus awards, income and other compensation for executive officers;

         - Recommend officer compensation packages and the approval of disclosure statements;

         -     Recommend director compensation programs;

         - Review the Company's executive compensation programs with outside consultants;

         -     Recommend management succession; and

         - Report the results or findings of these activities to the Board on a periodic basis.

The Compensation and Stock Option Committee held four meetings last year. All members are independent, non-employee Directors. Members: Mr. Nicholson, Chairman, Ms. Chappell, Mr. Miller and Mr. Reuss.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE: The Corporate Governance and Nominating Committee considers the performance of incumbent Directors and recommends to the Board nominees for election as Directors. The Corporate Governance and Nominating Committee will consider nominees for Directors recommended by shareholders, which recommendations for the 2004 Annual Meeting of Shareholders should be submitted to the Chairman of the Corporate Governance and Nominating Committee at the Company's executive offices, no later than March 12, 2004. The Board of Directors has adopted corporate governance guidelines recommended by the Committee. The guidelines are reviewed annually and are monitored by the Committee. The guidelines establish corporate governance standards, outline the respective responsibilities of management and the Board and provide a process for evaluating the performance of the Board. A copy of the guidelines is attached as Appendix B to this proxy statement.

The primary functions of the Corporate Governance and Nominating Committee are to:

         -     Recommend to the Board nominees for Directors;

         - Consider shareholder nominated candidates for election as Directors;

         -     Recommend the size and composition of the Board;

         - Develop guidelines and criteria for the qualifications of Directors;

         -     Recommend committees and committee structure for the Board;

         - Recommend performance criteria for the Board and to review its performance;

         - Review and recommend corporate governance practices and policies of the Company;

         -     Review conflicts of interest that may affect Directors; and

         - Report the results or findings of these activities to the Board on a periodic basis.

The Corporate Governance and Nominating Committee held four meetings last year. All members are independent, non-employee Directors. Members: Mr. Reuss, Chairman, Ms. Peterson, Mr. Nicholson and Dr. Reid.

PRESIDING DIRECTOR:

The Board designates annually an independent, non-employee Director to serve as Presiding Director.

Duties and responsibilities of the Presiding Director include:

         - Presiding over executive sessions of the independent Board members;

         - Advising the Chief Executive Officer of appropriate feedback from the executive session including any actions to be taken, as well as any issues or concerns raised by the independent Directors;

         -     Advising on the agenda for the Board meetings;

         - Meeting with senior officers, if deemed appropriate, to discuss the business and issues facing the Company;

         - Working with the Chairman of the Corporate Governance and Nominating Committee in the selection of the Committee Chairs; and

         - Meeting with shareholders, if appropriate, to discuss their concerns.

Effective May 4, 2003 the Presiding Director is Mr. Reuss.


                               BOARD COMPENSATION

RETAINER AND FEES:

Officers of the Company who are Directors do not receive additional compensation for services as a Director or as a Committee member.

During fiscal 2003, non-employee Directors received annual retainers of $22,000. To encourage non-employee Directors to own Company shares, they receive a portion of their retainer in the Company's Common Stock each year. During fiscal 2003, non-employee Directors received annual retainers of $12,000 in restricted stock with 100% vesting after one year and $10,000 in cash payable in four quarterly installments of $2,500.

Each Director received meeting fees of $1,500 for each Board of Directors meeting attended. Each member on a Committee of the Board of Directors was paid at the rate of $1,000 for each Committee meeting attended. Non-Committee Directors who are requested in advance to participate in any Committee meeting were also paid the Committee meeting fee.

In addition, during fiscal year 2003, each Committee Chairman received an annual retainer for Committee service of $3,000. Directors are reimbursed for travel and other expenses related to attendance at Board and Committee meetings.

The 2001 Stock Option and Incentive Plan allows stock option grants to non-employee Directors. In September 2002, options for 2,500 shares were awarded to non-employee Directors with a three-year graded vesting. It is contemplated that a stock option grant will be awarded annually to non-employee Directors.

The Company has approved a Deferral Plan for Payment of Director fees which permits members of the Board of Directors to elect to defer to a future date all or any portion of their Director fees (including retainer fees, attendance fees and Committee fees), with interest to be added to deferred amounts.

Under resolutions of the Board of Directors presently in effect, if a Corporate, Division or Subsidiary Officer should die while serving in such capacity, the Company will pay to the surviving spouse, or if there is no surviving spouse then to the decedent's estate, the equivalent of one year's salary (excluding bonuses) based upon the amount being received by the decedent at the time of his or her death, in 24 equal monthly installments commencing one month after death. In the event a Director should die while serving the Company in such position, the Company shall pay to the deceased's surviving spouse, or if there be no surviving spouse to the deceased's estate, the equivalent of one year's cash retainer plus any accrued but unpaid Board and Committee meeting fees that the deceased was entitled to receive for such services from the Company at the time of his or her death, such amount to be paid in a lump sum one month from the date of death. In addition, the Director's restricted stock retainer that the deceased was to receive for services to the Company shall immediately vest, and the Company will distribute to the deceased's surviving spouse, or if there be no surviving spouse to the deceased's estate, a certificate for the shares.


                 COMPENSATION AND STOCK OPTION COMMITTEE REPORT

THE COMPENSATION AND STOCK OPTION COMMITTEE:

The Compensation and Stock Option Committee (the "Committee") is composed only of independent Directors as defined by the requirements of the New York Stock Exchange and the Company's Corporate Governance Guidelines. The Committee exercises the Board's powers in designing and approving compensation programs for the Company. The Committee makes every effort to see that the Company's compensation program is consistent with the values of the Company and furthers its business strategy. The Committee establishes the compensation policy for the Company's executives and reviews the salaries, bonuses and stock incentives of each of the Executive Officers including the Chief Executive Officer. The Committee administers the Company's 2001 Stock Option and Incentive Plan and prior stock option plans.

OVERALL OBJECTIVES:

The Company's compensation objectives reflect its philosophy that the compensation of its key employees (including Executive Officers) should:

         - Attract and retain key executives critical to the long-term success of the Company;

         - Reward executives for long-term strategic management and the enhancement of shareholder value;

         - Provide a compensation program that motivates key employees to achieve their strategic goals by tying compensation to the performance of the Company and applicable business units, as well as to individual performance;

         - Provide compensation at levels that are relatively comparable to those offered by other leading companies in order to attract and retain talented executives;

         - Align the interests of its key employees with the long-term interests of the Company's shareholders through the award of stock incentives.

The compensation packages offered to key employees are based on the review of compensation surveys and the advice of compensation consultants. In assessing salary levels from a comparability standpoint, the Committee refers to compensation surveys based on different groups of corporations with approximately the same sales volume as the Company.

The Committee has not taken into the account the impact of Section 162(m) of the Internal Revenue Code (which disallows certain deductions for executive compensation exceeding $1,000,000 per year) in determining the level of executive compensation.

BASE SALARIES

Compensation depends on many factors, including individual performance and responsibilities, future challenges, and an employee's longer term potential. The Company's financial performance and the compensation levels at comparable companies are important in determining base salaries.

Factors considered in establishing base salaries are:

         - Analysis and evaluation of each salaried position with a comparison of compensation levels predicated on responsibilities of similar positions based upon the competitive marketplace on both a regional and national basis. Salary levels are reviewed annually and are subject to adjustment based on the general movement in salaries in the job market, as well as the individual's job performance, contributions to the Company and changes in job responsibilities.

         -     Prior year salary;

         -     Changes in individual job responsibilities, and

         -     Past performance of individuals.

BONUSES

The Company's bonus program is intended to encourage and reward the achievement of corporate objectives. The named Executive Officers participate in the bonus program. Awards under the bonus program during fiscal 2003 were based on the Company attaining certain levels of operating performance, net income and cash flow. In fiscal 2003, Messrs. Cline and Braum received bonuses based on the overall performance of the Company in terms of net income and return on invested capital. In fiscal 2003, Messrs. Lopez and Sausa received bonuses based on the operating performance and return on invested capital of their individual business units and the consideration of personal objectives.

STOCK PLANS

The Company's shareholders approved the adoption of the Handleman Company 2001 Stock Option and Incentive Plan (the "Plan") which authorizes the granting of stock options, performance shares and restricted stock.

The Committee believes that stock ownership by key employees (including Executive Officers) and stock-based performance compensation arrangements foster an interest in the enhancement of shareholder value and thus align management's interests with that of the shareholders. In fiscal 2003, stock options and performance shares were awarded to key employees in amounts reflecting the participant's position and ability to influence the Company's overall performance.

The Committee's policy has been to utilize vesting periods to encourage key employees to continue in the employ of the Company, and to grant options to provide a long-term incentive. The exercise price of the options is based on the fair market value of the underlying shares on the date of the grant. Thus, such options have value only if the price of the underlying shares increases.

The Committee reviewed the long-term incentives available to key employees from the perspective of market competitiveness and value. The Committee also looked at how to more closely align the Company's long-term incentive awards with the creation of shareholder value. The Committee determined that the overall effectiveness and value of the Plan is strengthened by the addition of performance shares. Performance shares provide a strong link between pay and performance. The number of shares that key employees would receive from the fiscal 2003 performance share grant will be based on certain free cash flow targets being achieved by May 1, 2005.

OTHER COMPENSATION

At various times in the past the Company has adopted certain broad-based employee benefit plans in which key management employees have been permitted to participate and has adopted certain Executive Officer retirement, life and health insurance and automotive plans. Other than the Company's 401 (k) Plan, which includes a Company Common Stock Fund which is intended to further align employees' and shareholders' long-term financial interests, benefits under these plans are not directly or indirectly tied to Company performance.

CHIEF EXECUTIVE OFFICER COMPENSATION

The annual base salary earned in fiscal 2003 by Stephen Strome, the Company's Chief Executive Officer, was $617,300. Compensation for the Chief Executive Officer is determined through a process similar to that discussed for other Executive Officers. Mr. Strome was paid a bonus of $425,000 in fiscal 2003 based on the overall performance of the Company in terms of net income and return on invested capital. In fiscal 2003, Mr. Strome was awarded a nonqualified stock option grant to purchase 71,100 shares of the Company's stock (see "Option Grants in the Last Fiscal Year") and a grant of 54,400 performance shares of the Company's common stock, which would be distributed if certain free cash flow targets are achieved by May 1, 2005. The purpose of these grants is to ensure attention to the Company's long-term strategies and objectives. The Committee believes Mr. Strome's compensation to be competitive with compensation practices of the companies included in the survey prepared by the outside consultant.

BY THE MEMBERS OF THE COMPENSATION AND STOCK OPTION COMMITTEE OF HANDLEMAN
COMPANY:

         James B. Nicholson (Chairman)
         Elizabeth A. Chappell
         Eugene A. Miller
         Lloyd E. Reuss

                             AUDIT COMMITTEE REPORT

The Audit Committee of the Handleman Company Board of Directors is composed of three independent Directors. The Audit Committee is governed by the Audit Committee Charter adopted by the Board of Directors. A copy of the Audit Committee Charter is attached as Appendix A to this proxy statement.

As set forth in the Audit Committee Charter, the Committee is appointed by the Board of Directors to, among other duties and responsibilities, provide assistance to the Board of Directors in fulfilling its oversight responsibility relating to the Company's financial statements and the financial reporting processes; the system of internal accounting and financial controls; the internal audit function; the independent auditors' qualifications and independence; the performance of the Company's internal audit function and internal auditors; the annual independent audit of the Company's financial statements; and any other areas specified by the Board of Directors of potential financial risks to the Company. The Committee is also responsible for hiring, retaining and terminating the Company's independent auditors.

Management has responsibility for the Company's financial statements and financial reporting processes, including the system of internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon.

The Committee reviews the Company's financial statements and financial reporting processes on behalf of the Board of Directors. In fulfilling its responsibilities, the Committee has met and held discussions with management, the internal auditors, and the independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended May 3, 2003, with management and the independent auditors.

The Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended. In addition, the Committee has discussed with the independent auditors the auditors' independence from the Company and its management, including the letter regarding its independence provided to the Committee as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

The Committee also discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee also reviewed and discussed with the independent auditors the fees paid to the independent auditors.

The Company's Chief Executive Officer and Chief Financial Officer also reviewed with the Committee the certifications that each such officer will file with the SEC pursuant to the requirements of Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 and the rules and regulations issued by the SEC pursuant thereto. Management also reviewed with the Committee the policies and procedures it has adopted to ensure the accuracy of such certifications.

Based upon, and in reliance upon, the Committee's discussions with management and the independent auditors referred to above, the Committee's review of the representations of management, the report of the independent auditors, and the certifications of the Chief Executive Officer and Chief Financial Officer pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, the Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for fiscal year 2003 (fiscal year ended May 3, 2003) for filing with the SEC.

BY THE MEMBERS OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF HANDLEMAN
COMPANY:

        Eugene A. Miller (Chairman)
        Sandra E. Peterson
        Dr. Irvin D. Reid



                                PERFORMANCE GRAPH

The line graph below compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return of the Russell 2500 Index and the S & P 500 Index, for the past five year period.



                       COMPARISON OF FIVE YEAR CUMULATIVE
                           TOTAL RETURN AMONG COMPANY,
                            RUSSELL 2500 AND S&P 500


                                  [LINE GRAPH]

                1998  1999  2000  2001  2002  2003
HANDLEMAN        100   132   112   106   115   158
RUSSELL 2500     100    94   117   115   119    99
S&P 500          100   121   133   116   100    86



The graph assumes an investment of $100 in the Company's Common Stock, the Russell 2500 Index and the S&P 500 Index as of the last day of fiscal 1998. The graph shows the cumulative total return for the Company's last five fiscal years as compared to these indices.

The Company does not believe it feasible to provide a peer group comparison since any entities that could conceivably be deemed "peers" are either privately-held companies or subsidiaries or divisions of larger publicly-held companies. Therefore, the Company has selected the Russell 2500 Index on the basis of similar market capitalization.

                             EXECUTIVE COMPENSATION

The following table sets forth information for each of the fiscal years ended May 3, 2003, April 27, 2002 and April 28, 2001 concerning the compensation of the Company's Chief Executive Officer and each of the Company's other four most highly compensated Executive Officers as of May 3, 2003 (collectively, the "named Executive Officers") whose annual salary and bonus exceeded $100,000.



                                            ANNUAL COMPENSATION (a), (b)                     LONG-TERM COMPENSATION AWARDS
                                 --------------------------------------------------    ------------------------------------------
                                                                                           (c)        OPTIONS/SARS       (d)
                                                                       OTHER ANNUAL    PERFORMANCE     UNDERLYING      ALL OTHER
                                 FISCAL     SALARY           BONUS     COMPENSATION    SHARE GRANTS    SECURITIES    COMPENSATION
NAME AND PRINCIPAL POSITION       YEAR        ($)             ($)           ($)            (#)            (#)            ($)
---------------------------------------------------------------------------------------------------------------------------------
Stephen Strome                    2003      617,300         425,000           --          54,400         71,100          5,673
  Chairman of the Board and       2002      601,308         250,000           --          54,400         71,100          3,619
  Chief Executive Officer         2001      566,923         550,000           --              --         65,000          1,578

Peter J. Cline                    2003      413,846         250,000           --          19,900         26,000          6,365
  President and Chief             2002      392,308         150,000           --          19,900         26,000          2,818
  Operating Officer               2001      384,068         325,000           --              --         40,000          1,967

Gerardo I. Lopez                  2003      318,846         150,000           --          10,000         15,000          6,143
  Senior Vice President and       2002      288,816         116,167       82,684(f)        9,400         12,300          1,231
  President of Handleman          2001      263,000(e)      161,750           --              --         20,000             --
  Entertainment Resources

Robert J. Sausa                   2003      236,923         108,027                        4,700          7,500          5,573
  Senior Vice President and       2002      226,927          30,001           --           4,700          6,200          1,431
  Chief Information Officer       2001      216,931          76,574           --              --         11,000          1,015

Thomas C. Braum, Jr.              2003      205,384         130,000                        9,400         11,000          4,202
  Senior Vice President and       2002      180,579          60,000           --           9,400         12,300          3,780
  Chief Financial Officer         2001      152,855          59,340           --              --          8,000          1,537




(a) Salary deferred by the named Executive Officers pursuant to the Company's Salary Deferral Plan (the "401 (k) Plan") follows:


                        2003       2002      2001
                       ---------------------------
Stephen Strome         $11,346     7,570   $ 6,310

Peter J. Cline          12,731     5,875     7,870

Gerardo I. Lopez        12,287     2,463        --

Robert J. Sausa         11,146     3,115     4,062

Thomas C. Braum, Jr.     8,404     7,738     6,146


(b) Other annual compensation did not exceed the lesser of $50,000 or 10% of individual cash compensation for any named Executive Officer other than noted below for Mr. Lopez.


(c) Represents grant of performance shares of Handleman Company common stock, which would be distributed if certain free cash flow targets are achieved by May 1, 2004 and May 1, 2005, respectively, for the fiscal 2002 and fiscal 2003 performance grants, respectively.

(d) Represents amounts contributed to the named Executive Officers' 401 (k) Plan accounts for the Company matching of employee contributions.

(e) Includes a one-time payment of $20,000 made 60 days after joining the Company in June 2000.

(f) Includes net payments to or on behalf of Mr. Lopez of $600 for certain life insurance, $8,750 for automobile benefits, $7,797 for financial consulting and $65,537 for housing costs.

                        OPTION GRANTS IN LAST FISCAL YEAR

The following table provides details regarding stock options granted to the named Executive Officers in the last fiscal year.



                                      (a)                                                       (d)
                                  % OF TOTAL                                         POTENTIAL REALIZABLE VALUE
                                    OPTIONS          (b)                             AT ASSUMED ANNUAL RATES OF
                     NUMBER OF      GRANTED       EXERCISE                            STOCK PRICE APPRECIATION
                      OPTIONS     TO EMPLOYEES      PRICE              (c)                FOR OPTION TERM
NAME                  GRANTED    IN FISCAL YEAR   PER SHARE      EXPIRATION DATE         5%             10%
------------------------------------------------------------------------------------------------------------------
Stephen Strome         71,100        16.8%         $11.825         June 3, 2012       $528,478      $1,339,951

Peter J. Cline         26,000         6.2           11.825         June 3, 2012        193,354         489,996

Gerardo I. Lopez       15,000         3.6           11.825         June 3, 2012        111,550         282,690

Robert J. Sausa         7,500         1.8           11.825         June 3, 2012         55,775         141,345

Thomas C. Braum, Jr.   11,000         2.6           11.825         June 3, 2012         81,803         207,306



     (a) The total number of shares subject to options granted to employees in fiscal 2003 was 422,200 shares excluding options for 17,500 shares granted to Directors in fiscal 2003.

     (b) The exercise price (which corresponded to the fair market value of the Common Stock on the date of grant) may be paid in cash, or, with the consent of the Compensation and Stock Option Committee, in Common Stock of the Company or in such other manner as the Committee determines is appropriate in its sole discretion.

     (c) The options become exercisable up to 33 1/3% on or after June 4, 2003 and prior to June 3, 2004; up to 66 2/3% on or after June 4, 2004 and prior to June 3, 2005; up to 100% on or after June 4, 2005.

     (d) Potential Realizable Value assumes that the Company's stock appreciates in value from the date of grant until the end of the 10-year option term at the annual rate specified (5% and 10%). Potential Realizable Value is net of the option exercise price. The exercise price of options granted in fiscal 2003 is based on the fair market value of the stock on the date of grant. The assumed rates of appreciation are specified in rules of the Securities and Exchange Commission, and do not represent the Company's estimate or projection of future stock price. Actual gains, if any, resulting from stock option exercises are dependent on the future performance of the Company's common stock and overall stock market conditions, as well as the optionee's continued employment through the exercise/vesting period. There can be no assurance that the amounts reflected in this table will be achieved.

                   AGGREGATED OPTION EXERCISES IN LAST FISCAL
                     YEAR AND FISCAL YEAR-END OPTION VALUES

The following table sets forth information concerning stock option exercises by the named Executive Officers during the fiscal year ended May 3, 2003, as well as the value of unexercised options held by such persons on May 3, 2003. This table also includes the number of shares covered by both exercisable and non-exercisable stock options as of the last day of the fiscal year.


                                                                                               (b)
                                                             NUMBER OF UNEXERCISED     VALUE OF UNEXERCISED
                               SHARES                              OPTIONS AT          IN-THE-MONEY OPTIONS
                              ACQUIRED                        FISCAL YEAR-END (#)     AT FISCAL YEAR END ($)
                            ON EXERCISE         (a)            EXERCISABLE (E)/          EXERCISABLE (E)/
NAME                            (#)        VALUE REALIZED      UNEXERCISABLE (U)         UNEXERCISABLE (U)
--------------------------------------------------------------------------------------------------------------
Stephen Strome              162,335 (c)      $1,217,996           217,765 (E)              $961,086 (E)
                                                                   71,100 (U)               265,689 (U)

Peter J. Cline               73,668 (c)         271,285            39,334 (E) (d)           150,565 (E) (d)
                                                                   55,998 (U)                97,150 (U)

Gerardo I. Lopez                  0                   0            33,204 (E) (d)           165,564 (E) (d)
                                                                   14,096 (U)                55,037 (U)

Robert J. Sausa                   0                   0            22,635 (E)               109,039 (E)
                                                                    7,065 (U)                27,537 (U)

Thomas C. Braum, Jr.          5,337 (c)          32,203            14,534 (E)                45,171 (E)
                                                                   11,433 (U)                41,588 (U)




(a) Values are calculated by subtracting the exercise price from the fair market value of the stock as of exercise date.

(b) Assumes, for all unexercised in-the-money options, the difference between the exercise price and the market price ($16.87 per share) of the Company's Common Stock as of May 3, 2003.

(c) 111,577; 62,412 and 4,258 shares, respectively, of the exercised options were turned into the Company by Messrs. Strome, Cline and Braum, respectively, in payment of the exercise price and tax liability incident to the exercise of the options.

(d) The number of unexercised options shown above as exercisable by Messrs. Cline and Lopez includes 21,999, and 25,000 shares, respectively, which were exercised by Messrs. Cline and Lopez after fiscal year end. The value of unexercised, in-the-money options shown above as exercisable by Messrs. Cline and Lopez includes $131,150 and $156,375, respectively, for the options that were exercised after fiscal year end.

                               PENSION PLAN TABLE

The Company has a pension plan (the "plan") covering all employees of the Company who have reached the age of 21 and completed one year of service, except for employees covered by a collective bargaining agreement which does not provide for plan coverage. The plan provides pension benefits, death benefits and disability benefits for covered employees. For the fiscal year ended May 3, 2003, employees with five or more years of service were entitled to monthly pension benefits beginning at normal retirement age (65). The computation of benefits under the plan is based upon a formula which takes into consideration retirement age, years of service up to 30 years, average annual compensation during the highest five consecutive year period within the 10 years preceding retirement, and the average of the taxable wage base for social security purposes over the employee's career. The plan permits early retirement at ages 55-64 for employees with 10 or more years of service. A death benefit equal to a portion of the employee's accrued benefit is paid to the employee's spouse if the employee dies after becoming vested under the plan. An employee with 10 or more years of service whose employment by the Company terminates prior to his or her normal retirement date due to his or her permanent and total disability is entitled to receive a disability retirement benefit.

The compensation covered by the plan includes all earnings from the Company as reported on the employee's W-2 form, for base pay plus overtime and bonus payments only, plus salary deferrals under the Company's 401 (k) Plan, up to a maximum of $200,000 for calendar year 2003.

The following table illustrates current annual benefits payable under the plan upon retirement at age 65 to persons in certain compensation and years of service classifications. The benefits are computed on the basis of a straight life annuity and are not subject to deductions for social security or other offset amounts.

FINAL AVERAGE         10 YEARS         20 YEARS          30 YEARS
COMPENSATION         OF SERVICE       OF SERVICE        OF SERVICE
---------------------------------------------------------------------
  $200,000*           $25,142          $50,284           $75,426

*Compensation which may be considered for any purpose under a qualified pension plan is limited for calendar year 2003 to $200,000.

The Internal Revenue Code limits the benefits which can be paid from any funded pension plan that qualifies for federal tax exemption. The amount for calendar year 2003 is $160,000.

As of May 3, 2003, the credited years of service under the plan for the named Executive Officers were as follows: 25 for Stephen Strome; 9 for Peter J. Cline; 3 for Gerardo I. Lopez; 3 for Robert J. Sausa; and 18 for Thomas C. Braum, Jr.

                  SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN TABLE

The Company sponsors a Supplemental Executive Retirement Plan (the "SERP") covering a select group of management employees of the Company. The SERP provides supplemental retirement income, and death and disability benefits. Covered employees with five or more years of service are entitled to monthly retirement income beginning at normal retirement age (65). The SERP permits early retirement at ages 55-64 for employees with 10 or more years of service. The computation of benefits under the SERP is based upon a formula which takes into consideration retirement age, years of service up to a maximum of 30 years, and average annual compensation during the highest five consecutive years within the 10 years preceding retirement. A death benefit equal to a portion of the employee's accrued benefit is paid to the employee's spouse if the employee dies after becoming vested under the SERP. An employee with 10 or more years of service whose employment by the Company terminates prior to his or her normal retirement date due to his or her total and permanent disability is entitled to receive a disability retirement benefit.

The compensation covered by the SERP includes all earnings from the Company as reported on the employee's W-2 form, for base pay, overtime, and bonus payments, plus salary deferrals. No maximum applies to compensation covered under the SERP.

The benefit amount calculated under the formula is computed on the basis of a straight life annuity and is subject to an offset by benefits provided under the pension plan.

The following table illustrates current annual benefits payable under the SERP upon normal retirement at age 65 to persons in certain compensation and years of service classifications. These benefits are in addition to benefits payable under the Company pension plan.


FINAL AVERAGE         10 YEARS         20 YEARS          30 YEARS
COMPENSATION         OF SERVICE       OF SERVICE        OF SERVICE
------------------------------------------------------------------
  $200,000             $9,858           $19,716           $29,574

   400,000             44,858            89,716           134,574

   600,000             79,858           159,716           239,574

   800,000            114,858           229,716           344,574

 1,000,000            149,858           299,716           449,574


As of May 3, 2003, the credited years of service under the SERP for the named Executive Officers were as follows: 25 for Stephen Strome; 9 for Peter J. Cline; 3 for Gerardo I. Lopez; 3 for Robert J. Sausa; and 18 for Thomas C. Braum, Jr.


                          CHANGE IN CONTROL AGREEMENTS

The Company has entered into Change in Control Agreements (the "Agreements") with Stephen Strome and Peter J. Cline in the event their employment is terminated as a result of, or in the connection with, a change in control (as defined in the Agreements). The Agreements end December 31, 2003 and are automatically renewed to December 31 of each subsequent year unless and until the Company or the named Executive Officer sends a written notice of termination to the other party.

In event of termination of employment or other specified changes in the employment relationship within 24 months following a change in control, the Agreements generally provide for payments of accrued salary and bonus not paid plus a severance payment equal to the sum of base salary and the average of the annual bonus accrued during the three fiscal years prior to the termination date times 2.99. The Agreements also entitle Stephen Strome and Peter J. Cline to continue participation in the Company's life and health insurance benefits for 36 months following the termination date. In addition, all stock options granted to Stephen Strome and Peter J. Cline under the Company's 2001 Stock Option and Incentive Plan or any other incentive plan or arrangement will become 100% vested and immediately exercisable.

Based on current salaries and prior bonuses, if Messrs. Strome or Cline had terminated their employment as of May 3, 2003 under circumstances entitling them to severance pay as described above, they would have been entitled to receive lump sum cash payments of $3,090,000 and $1,978,000, respectively.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below reflects the number of shares beneficially owned by (a) each Director of the Company; (b) each Executive Officer of the Company named in the Summary Compensation Table; (c) all Directors and Executive Officers as a group; and (d) each person or group owning more than 5 percent of the outstanding shares of Handleman Company Common Stock. Unless otherwise noted, the information is stated as of August 25, 2003 and the beneficial owners exercise sole voting and/or investment power over their shares.


NAME OF BENEFICIAL OWNER                                           SHARES OWNED      PERCENT OF CLASS
Elizabeth A. Chappell .........................................      15,245  (b)              *
Peter J. Cline ................................................      60,954  (a)              *
James B. Nicholson ............................................      19,139  (b)              *
Eugene A. Miller ..............................................       2,481  (b)              *
Sandra E. Peterson ............................................       5,305  (b)              *
Dr. Irvin D. Reid .............................................       2,481  (b)              *
Lloyd E. Reuss ................................................      18,239  (b)              *
Stephen Strome ................................................     370,430  (a)             1.5%
Ralph J. Szygenda .............................................         668                   *
Gerardo I. Lopez ..............................................      14,588  (a)              *
Robert J. Sausa ...............................................      26,021  (a)              *
Thomas C. Braum, Jr. ..........................................      28,310  (a)              *
All Directors and Executive Officers as a Group (13 persons)...     569,345  (c)             2.3%
Barclays Global Investors .....................................   2,349,344  (d)             9.5%
Goldman Sachs Asset Management ................................   1,757,533  (d)             7.1%
Elm Ridge Capital Management ..................................   1,648,600  (d)             6.6%
Franklin Templeton Investments ................................   1,400,000  (d)             5.6%


* Less than 1 % of the Company's outstanding shares of Common Stock.

(a) The number shown above as beneficially owned by Messrs. Strome, Cline, Lopez, Sausa and Braum includes 217,765; 17,335; 8,204; 22,635 and 14,534 shares, respectively, which they have the right to acquire within 60 days of August 25, 2003 pursuant to the Company's stock option plans (assuming, in certain instances that the stock price reaches certain levels) and 1,823; 1,651; 702; 1,227 and 1,564 shares, respectively, which have been credited to each of Messrs. Strome, Cline, Lopez, Sausa and Braum under the Company's 401(k) Plan.

(b) The number shown above as beneficially owned by Ms. Chappell, Mr. Nicholson, Mr. Miller, Ms. Peterson, Dr. Reid and Mr. Reuss includes 6,500; 8,000; 833; 2,500; 833 and 8,000 shares respectively, which they have the right to acquire within 60 days of August 25, 2003 pursuant to the Company's stock option plans (assuming, in certain instances that the stock price reaches certain levels).

(c) All Directors and Executive Officers as a group (13 persons) beneficially owned 569,345 shares (2.3%) of the Company's outstanding Common Stock as of August 25, 2003, including 309,940 shares which they have the right to acquire within 60 days of that date pursuant to the Company's stock option plans and 8,120 shares which have been credited to them under the 401(k) Plan.

(d) Based on information filed with the Securities and Exchange Commission, a) Barclays Global Investors, 45 Fremont Street, 17th Floor, San Francisco, California 94105, owns 2,349,344 shares (9.5%) of the Company's outstanding Common Stock; b) Goldman Sachs Asset Management, One New York Plaza, 42nd Floor, New York City, NY 10004-1902, owns 1,757,533 shares (7.1 %) of the Company's outstanding Common Stock; c) Elm Ridge Capital Management, 747 3rd Avenue, 3rd Floor, New York, New York 10017, owns 1,648,600 shares (6.6%) of the Company's outstanding Common Stock and d) Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403, owns 1,400,000 shares (5.6%) of the Company's outstanding Common Stock. Management does not know of any other person who, as of August 25, 2003, beneficially owned more than 5% of the Company's Common Stock.

                      (This page intentionally left blank)

                               II. OTHER MATTERS


RELATIONSHIP WITH INDEPENDENT PUBLIC AUDITOR

PricewaterhouseCoopers LLP is the independent public auditor for the Company and has reported on the Company's consolidated financial statements for the fiscal years ended May 3, 2003 and April 27, 2002. For fiscal years 2003 and 2002, the Company's independent public auditor was appointed by the Board of Directors after receiving recommendations from the Audit Committee. PricewaterhouseCoopers LLP has been reappointed by the Audit Committee for fiscal year 2004.

INDEPENDENT PUBLIC AUDITOR FEES

For the fiscal years ended May 3, 2003 and April 27, 2002, the Company paid PricewaterhouseCoopers LLP $246,476 and $304,572, respectively, for audit fees; $9,240 and $0, respectively, for audit-related fees; $154,161 and $202,634, respectively, for tax fees related to tax compliance, tax advice and tax planning; and $336,021 and $245,345, respectively, for all other fees. All other fees are principally comprised of due diligence and employee benefit plan services. The Audit Committee determined that the non-audit services provided (and the fees billed for such services) by PricewaterhouseCoopers LLP during fiscal 2003 and 2002 were compatible with maintaining their independence.

Representatives from PricewaterhouseCoopers LLP will be present at the Annual Meeting of Shareholders and will be provided the opportunity to make a statement at the meeting if they desire, and will also be available to respond to appropriate questions.

OTHER PROPOSALS

Neither the Company nor the members of its Board of Directors intend to bring before the Annual Meeting any matters other than those set forth in the Notice of Annual Meeting, and they have no present knowledge that any other matters will be presented for action at the meeting by others. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment.

A shareholder proposal which is intended to be presented at the 2004 Annual Meeting of Shareholders must be received by the Company at its principal executive offices by March 12, 2004.


                                        By Order of the Board of Directors,


                                        /s/ Stephen Strome


                                        Stephen Strome
                                        Chairman and Chief Executive Officer

Dated: September 15, 2003

            QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING


Q:       WHAT IS A PROXY?

A: A proxy is another person that you legally designate to vote your shares. If you designate someone as your proxy in a written document, that document also is called a proxy or proxy card.

--------------------------------------------------------------------------------


Q:       WHAT IS A PROXY STATEMENT?

A: It is a document that SEC regulations require Handleman Company to give to you when we ask you to sign a proxy card to vote your shares at the Annual Meeting. The proxy statement summarizes the information you need to know to vote your shares.

--------------------------------------------------------------------------------


Q:       WHO CAN VOTE?

A: You can vote at the Annual Meeting if you were a shareholder of record as of the close of business on August 25, 2003. If you hold the Company's Common Stock, then you are entitled to one vote per share.


--------------------------------------------------------------------------------


Q:       WHAT IS THE QUORUM REQUIREMENT OF THE ANNUAL MEETING?

A: A majority of the outstanding shares on August 25, 2003, constitutes a quorum for voting at the Annual Meeting. If you vote, your shares will be part of the quorum. On the record date, 24,831,246 shares of Handleman Company's Common Stock were outstanding.


--------------------------------------------------------------------------------


Q:       WHAT AM I VOTING ON?

A. You are voting on one proposal, the election of three Directors each for a term of three years. The nominees are:

                James B. Nicholson
                Lloyd E. Reuss
                Stephen Strome


--------------------------------------------------------------------------------


Q:       WHAT ARE THE VOTING RECOMMENDATIONS OF THE BOARD?

A. The Board of Directors is soliciting the proxy and recommends a vote "FOR" each of its nominees for Directors.


--------------------------------------------------------------------------------


Q:       WHAT VOTE IS REQUIRED TO ELECT THE DIRECTORS?

A: The three nominees receiving the greatest number of votes will be elected.


--------------------------------------------------------------------------------

Q:       WHAT SHARES ARE COVERED BY MY PROXY CARD?

A: The shares covered by your proxy card represent shares Handleman Company stock of you own either as a:

                  -        Shareholder of record;

                  -        Beneficial owner of shares held in street name; or

                  - Participant in the Company's 401(k) Plan Handleman Company Stock Fund.


--------------------------------------------------------------------------------


Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: If your shares are registered directly in your name with Handleman Company's transfer agent, Mellon Investor Services, you are considered the "shareholder of record." The proxy statement, 2003 annual report and proxy card have been sent directly to you by Handleman Company C/O Mellon Investor Services.

         If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the "beneficial owner" of shares held in street name. The proxy statement and 2003 annual report have been forwarded to you by your broker, bank or nominee who is considered the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet.


--------------------------------------------------------------------------------


Q:       HOW DO I VOTE?

A:       You may vote using any of the following methods:

         - Proxy card or voting instruction card. Be sure to sign and date the card and return it in the prepaid envelope. If you are a shareholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote "FOR" the election of the nominees for Directors.

         - By telephone or the Internet. The telephone and Internet voting procedures established by Handleman Company for shareholders of record are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that these instructions have been properly recorded. The availability of telephone and Internet voting for beneficial owners will depend on the voting process of your broker, bank or nominee. Therefore, we recommend that you follow the voting instructions in the materials you receive.

         - In person at the Annual Meeting. All shareholders may vote in person at the Annual Meeting. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or nominee and present it to the inspectors of election with your ballot when you vote at the meeting.



--------------------------------------------------------------------------------

Q:       WHAT IS THE EFFECT OF NOT VOTING?

A: It will depend on how your share ownership is registered. If you own shares as a shareholder of record and do not return a signed proxy card, your shares will not count toward the quorum and will not be voted.

         If you are a beneficial owner and do not vote, your broker may represent your shares at the meeting for purposes of obtaining a quorum. In the absence of your voting instructions, your broker may or may not vote your shares in its discretion depending on the proposals before the meeting.

         Your broker may vote your shares in its discretion and your shares will count toward the quorum requirement on "routine matters." Regarding "non-routine matters" your broker may not be able to vote your shares in its discretion. The election of Directors is a routine matter on which brokers will be permitted to vote on behalf of their clients if no voting instructions are furnished.


--------------------------------------------------------------------------------


Q:       WHAT CAN I DO IF I CHANGE MY MIND AFTER I VOTE MY SHARES?

A: If you are a shareholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

         - Sending written notice of revocation to the Office of the Secretary, Handleman Company, 500 Kirts Boulevard, Troy, MI 48084-4142;

         - Submitting a new proxy by telephone, Internet or paper ballot, after the date of the revoked proxy; or

         -        Attending the Annual Meeting and voting in person.

         If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question.


--------------------------------------------------------------------------------


Q:       HOW DO PARTICIPANTS IN THE HANDLEMAN COMPANY 401(K) PLAN VOTE THEIR
         SHARES?

A: As a participant in the Handleman Company 401(k) Plan, you have the right to direct Fidelity Management Trust Company how to vote the shares of Handleman Company credited to your account.

         You have been sent a proxy statement, 2003 annual report and proxy card from Handleman Company C/O Mellon Investor Services. Mellon Investor Services will transmit your voting instructions to Fidelity Management Trust Company who will vote the shares on your behalf.

         The shares credited to your account will be voted as directed; if the proxy card is not received by October 10, 2003 the shares credited to your account will not be voted.


--------------------------------------------------------------------------------

Q: HOW DO SHAREHOLDERS OF RECORD VOTE THEIR SHARES IF THEY ARE ALSO PARTICIPANTS IN THE HANDLEMAN COMPANY 401(K) PLAN?

A: Shareholders of record who also own shares in the Handleman Company 401(k) Plan and maintain the same registration for both accounts will receive one proxy card for their total shares. The proxy statement, 2003 annual report and proxy card have been sent directly to you by Handleman Company C/O Mellon Investor Services.

         For the shares credited to your 401(k) Plan account Mellon Investor Services will transmit your voting instructions to Fidelity Management Trust Company who will vote the shares on your behalf. The shares will be voted as directed; if your proxy card is not received by October 10, 2003 the shares credited to your 401(k) Plan account will not be voted.


--------------------------------------------------------------------------------


Q:       WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

A: It means your shares are in more than one account. You should vote the shares on all your proxy cards. If you are shareholder of record we encourage you to have all your shares registered in the same name and address.

         To register all your shares in the same name or if you have other questions about your stock holdings please contact Mellon Investor Services by telephone by calling:

             U.S. Shareholders:                                   (888)-213-0965

             TDD for U.S. Hearing Impaired Shareholders:          (800) 231-5469
                                                               or (866) 249-2607

             Foreign Shareholders:                                (201) 329-8660

             TDD for Foreign Hearing Impaired Shareholders:       (201) 329-8354

         If you wish to communicate with Mellon Investor Services by e-mail you can do so by contacting them at shrrelations@melloninvestor.com

         Shareholders can view their certificate history or make address changes on Mellon Investor Services website www.melloninvestor.com


--------------------------------------------------------------------------------


Q:       WILL THERE BE A MANAGEMENT PRESENTATION AT THE ANNUAL MEETING?

A: Stephen Strome, Chairman and Chief Executive Officer, will report on the performance of the Company during fiscal 2003 and respond to questions from shareholders.


--------------------------------------------------------------------------------


Q:       WHO CAN ATTEND THE ANNUAL MEETING?

A: All shareholders of record as of the close of business on August 25, 2003 can attend. Seating, however, is limited. Seating at the Annual Meeting will be on a first arrival basis.


--------------------------------------------------------------------------------

Q:       WHAT DO I NEED TO ATTEND THE ANNUAL MEETING?

A:       To attend the Annual Meeting, please follow these instructions:

            - To enter the Annual Meeting, bring your proof of ownership and identification.

            - If a broker of other nominee holds your shares, bring proof of your ownership with you to the Annual Meeting.


--------------------------------------------------------------------------------


Q:       CAN I BRING A GUEST?

A:       Seating availability at the Annual Meeting is limited.


--------------------------------------------------------------------------------


Q:      WHO WILL COUNT THE VOTE?

A: Representatives of Mellon Investor Services will tabulate the votes and act as inspectors of election at the Annual Meeting.


--------------------------------------------------------------------------------


Q:       HOW MUCH DID THIS PROXY SOLICITATION COST?

A: The Company will solicit proxies by mail and will cover the expense of such solicitation. Georgeson Shareholder Communications Inc. will help us solicit proxies for all brokers and nominees at a cost of $5,500 plus expenses. We may reimburse brokers or other nominees for reasonable expenses they incur in sending these proxy materials to you if you are a beneficial owner.


--------------------------------------------------------------------------------


Q:       HOW DO I RECOMMEND SOMEONE TO BE A DIRECTOR FOR THE 2004 ANNUAL
         MEETING?

A: You may recommend any person to be a Director by writing to the Chairman of the Corporate Governance and Nominating Committee at the Company's executive offices. The Company's by-laws require that shareholders send written notice no later than March 12, 2004, in order to recommend a Director for the 2004 Annual Meeting. The notice is to set forth (a) as to each person whom the shareholder proposes to nominate for election (1) the name, age, business, address and residence address of such person, (2) the principal occupation or employment of such person, (3) the class and number of shares of the corporation which are beneficially owned by such person and (4) such person's written consent to being named in the proxy statement as a nominee and to serve as a Director if elected; and (b) as to the shareholder giving the notice (1) the name and address, as they appear on the corporation's books, of such shareholder and (2) the class and number of shares of the corporation which are beneficially owned by such shareholder.


--------------------------------------------------------------------------------


Q:       WHEN ARE SHAREHOLDER PROPOSALS DUE FOR THE 2004 ANNUAL MEETING?

A: Shareholder proposals must be presented by March 12, 2004 to be included in the Company's proxy materials for the 2004 Annual Meeting.


--------------------------------------------------------------------------------

Q:       WHERE CAN I FIND THE CORPORATE GOVERNANCE GUIDELINES FOR HANDLEMAN
         COMPANY?

A: A copy of the Corporate Governance Guidelines is attached as Appendix B to this Proxy Statement.


--------------------------------------------------------------------------------


Q: CAN I ACCESS THE PROXY STATEMENT AND 2003 ANNUAL REPORT ON THE INTERNET INSTEAD OF RECEIVING PAPER COPIES?

A: This proxy statement and the 2003 annual report are located on Handleman Company's web site, www.handleman.com. Shareholders can access future proxy statements and annual reports on the Internet instead of receiving paper copies in the mail.

         If you are a shareholder of record, you can choose this option by marking the appropriate box on your proxy card or by following the instructions if you vote by telephone or the Internet. If you choose to access future proxy statements and annual reports on the Internet, you will receive a proxy card in the mail next year with instructions containing the Internet address for those materials. Your choice will remain in effect until you advise Handleman Company otherwise.

         If you are a beneficial owner, please refer to the information provided by your broker, bank or nominee for instructions on how to elect to access future proxy statements and annual reports on the Internet. Most beneficial owners who elect electronic access will receive an e-mail message next year containing the Internet address for access to the proxy statement and annual report.


--------------------------------------------------------------------------------


Q:       HOW DO I OBTAIN MORE INFORMATION ABOUT HANDLEMAN COMPANY?

A:       To obtain additional information about Handleman Company, you may:

            - Contact the Vice President, Investor Relations, at 1-248-362-4400, Extension 211;
            -     Go to the website at www.handleman.com; or
            -     Write to:

                       Handleman Company
                       Attention: Investor Relations
                       500 Kirts Blvd.
                       Troy, MI 48084-4142


--------------------------------------------------------------------------------

                    PLEASE VOTE. YOUR VOTE IS VERY IMPORTANT.
PROMPTLY RETURNING YOUR PROXY WILL HELP TO REDUCE THE COST OF THIS SOLICITATION.

                      (This page intentionally left blank)

APPENDIX A
                               HANDLEMAN COMPANY
                            AUDIT COMMITTEE CHARTER

I. STATEMENT OF POLICY

The Audit Committee ("Audit Committee" or "Committee") is appointed by the Board of Directors (the "Board") of Handleman Company (the "Company") to provide assistance to the Board in fulfilling its oversight responsibility relating to the Company's financial statements and the financial reporting processes; the systems of internal accounting and financial controls; the internal audit function; the annual independent audit of the Company's financial statements; the adequacy and effectiveness of the Company's financially-related legal, regulatory, and ethical compliance programs, including the Business Practices Policy of the Company; and any other areas specified by the Board of potential significant financial risk to the Company. The Company will provide appropriate funding for the Audit Committee. In discharging its duties and responsibilities, the Audit Committee is empowered to investigate any matter brought to its attention, with full access to all necessary books, records, facilities and personnel of the Company and professional services providers to the Company, and has the authority to retain at the Company's expense special legal, accounting or other advisors, consultants or experts as it deems appropriate.

II. AUDIT COMMITTEE DUTIES, RESPONSIBILITIES AND PROCESSES

The following shall be the principal duties, responsibilities and recurring processes of the Audit Committee in carrying out its oversight role. The processes are set forth as a guide with the understanding that the Committee may supplement them as necessary or appropriate. As part of oversight responsibility, the Committee shall:

A. Meetings

    1. Meet quarterly or more frequently as circumstances dictate. The Chairperson of the Audit Committee shall select the meeting dates after consultation with other members of the Committee.

    2. The Committee chairperson shall prepare and/or approve an agenda in advance of each meeting. If the chairperson is not available for a meeting, the other members of the Committee may appoint a temporary chairperson for such meeting.

    3. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

 B. Financial Reporting Process and Internal Control

    1. Review with management and the independent auditors the status of the annual audit prior to releasing the unaudited year-end earnings; discuss matters required to be communicated to the Audit Committee in accordance with AICPA Statement on Auditing Standards (SAS) No. 61.

    2. Review with management and the independent auditors: the audited financial statements to be included in the Company's annual report on Form 10-K including disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations"; qualitative judgments of the independent auditors about the appropriateness, not just the acceptability, of the Company's accounting principles, and the clarity of the financial statements; assurance from the independent auditors that Section 10A of the Securities Exchange Act of 1934 has not been implicated; and major issues regarding auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements. After such review and discussions, recommend to the Board of Directors that the audited financial statements be included in the Form 10-K for such year to be filed with the Securities and Exchange Commission.

    3. Review periodically with the independent auditors their judgments about the quality, not just the acceptability, of the Company's accounting principles as applied in its financial reporting, including such issues as the reasonableness of significant judgments and the clarity of the Company's financial disclosures and whether the choices of accounting principles and underlying estimates and other significant decisions made by management in preparing the financial statements are conservative, moderate or aggressive from the perspective of income, asset, revenue and liability recognition and whether those principles, estimates and disclosures are common practices or are minority practices.

    4. Review quarterly unaudited financial statements, including the related earnings press release with management and the independent auditors; discuss with the independent auditors the results of their review performed in accordance with SAS No. 71 for unaudited financial statements before the earning release is distributed to the public and prior to the Company's filing of its Form 10-Q with the Securities and Exchange Commission.

    5. Review disclosures made to the Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q with respect to the financial statements and about any significant deficiencies in the design or operation of disclosure controls and procedures and internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's disclosure controls and procedures and internal controls.

    6. Review audit findings, including any significant issues and/or suggestions for improvements provided to management by the independent and internal auditors, and obtain management's response to the suggestions from the independent and internal auditors.

    7. Review the Company's accounting and financial controls with the independent and internal auditors and the Company's financial officers, including obtaining of adequate assurance from the independent auditors and the internal audit director of the adequacy of the Company's internal auditing, accounting and financial controls.

    8. Review with management and the independent auditors any significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including: (i) an analysis of the effect of alternative GAAP methods on the Company's financial statements; (ii) a description of any transactions as to which management obtained SAS No. 50 letters; (iii) any significant changes in the Company's selection or application of accounting principles or policies; (iv) any changes to the methods of application; and (v) any major issues as to the adequacy of the Company's internal controls.

    9. Review with the Company's chief corporate counsel: (i) any significant legal matters that could have a material impact on the Company's financial statements; (ii) legal compliance matters, including corporate securities trading policies and material notices to or inquiries received from government agencies; and (iii) reports or evidence of a material violation of securities laws or breaches of fiduciary duty.

    10. Review management's monitoring of compliance with the Business Practices Policy of the Company.

    11. Establish procedures for receiving, processing and retaining complaints or employee concerns about accounting, internal accounting controls and auditing matters and for the confidential anonymous submission of concerns regarding questionable accounting or auditing matters; review with management and the independent auditors any correspondence with regulators or governmental agencies and any employee complaints or published reports, which raise material issues regarding the Company's financial statements or accounting policies.

    12. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

    13. Meet periodically with the independent auditors, the director of internal audit and management in separate executive sessions to discuss any matters that the Audit Committee or these persons believe should be discussed privately with the Committee.

    14. Perform such other oversight functions as requested by the Board.

C. Auditing Functions

    1. Review the independence and performance of the independent auditors annually. The independent auditors report directly to the Committee and the Committee is directly responsible for the appointment, retention, termination, compensation and oversight of the work of the independent auditors, including resolution of disagreements between management and the independent auditors regarding financial reporting. The Committee requires the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

    2. On an annual basis, review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence and receive the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 and the New York Stock Exchange listing standards.

    3. Approve the engagement letters and the fees to be paid to the independent auditors. Pre-approve all audit and non-audit services to be provided by the independent auditors and consider the possible effect that these services could have on the independence of such auditors; provided that prohibited non-audit services shall include bookkeeping, information technology design, financial systems design, appraisal or valuation services, actuarial services, internal audit services, management or human resources functions, and legal services or other expert services unrelated to the audit. The Committee may delegate to one or more of its members pre-approval authority of non-audit services in accordance with applicable law and the Charter.

    4. Review the arrangements, scope, staffing, timing, cost and results of periodic audits and non-audit engagements conducted by the independent auditors.

    5. Review with management and the independent auditors any management letter provided by the auditors and the Company's response to that letter.

    6. Receive and review from the independent auditors at least annually a report regarding the internal quality control procedures of the independent auditors including any material issues raised within the preceding five years by any internal quality review or peer review of the Company, or by any inquiry or investigation by environmental or professional authorities, as well as describing the steps the Company has taken to deal with any reported problems.

    7. Review and approve the annual and quarterly plans for internal audit, including staffing/ appointments, and major projects undertaken by internal audit outside of the plan.

    8. Review the scope, status and results of examinations conducted by the Company's internal auditors.

    9. Review the budget, program, changes in program, activities, strategies, organizational structure and qualifications of the Internal Audit Department, as needed, it being understood that the Internal Audit Department functionally reports directly to the Committee. Evaluate whether the Internal Audit Department operation and structure permits unrestricted access by internal auditors to records, personnel, and physical properties relevant to the performance of its responsibilities and to top management, the Committee and the Board. Assess the appropriateness of the resources allocated to internal auditing. Evaluate the effectiveness of the internal audit function with the independent auditors and compliance with the Institute of Internal Auditor's Standards for the Professional Practice of Internal Auditing.

    10. Review the appointment, performance and replacement of the chief internal auditor. Decisions regarding hiring or termination of the chief internal auditor require endorsement by the Committee. The chairperson of the Committee will also be involved in performance evaluation and compensation decisions related to the chief internal auditor.

    11. Set clear hiring policies for employees or former employees of the independent auditors who participated in any capacity in the audit of the Company.


III. GENERAL GUIDELINES ON MEMBERSHIP, RELATIONSHIP TO THE BOARD OF DIRECTORS, AND REPORTS

A. Although the Board of Directors reserves the right at all times to determine the membership of the Audit Committee, the following are guidelines to be utilized by the Board in the selection process:

    1. The Committee shall be comprised of three or more Directors (including a chairperson) as appointed annually by the Board, considering the recommendation of the Company's Corporate Governance and Nominating Committee, each of whom shall be an independent Director as defined by the New York Stock Exchange listing standards, and each of whom shall be free from any relationship that would interfere with the exercise of his or her independent judgment.

    2. Each member shall also be financially literate as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after the member's appointment to the Audit Committee. At least one member must have accounting or related financial management expertise as the Board interprets such qualification in its business judgment.

    3. In the event a Director becomes disqualified from membership on the Audit Committee, such Director shall be removed as soon as practicable from service on the Audit Committee by the Board. In the event the removal, resignation, retirement, death or other termination of a Director from service on the Audit Committee results in the Audit committee comprising less than three members, the Board shall elect a new qualified Director to the Audit Committee as soon as practicable.

B. All Directors shall be invited to all Audit Committee meetings.

C. The Chairperson of the Audit Committee will call a meeting of the full Board at the request of and for the purpose of meeting with the Company's independent auditors and may call a meeting of the full Board to consider any other matters within the purview of the Audit Committee.

D. The Chairperson of the Audit Committee shall update the Board on the activities of the Audit Committee regularly. Minutes of any Audit Committee meetings shall be provided to all Directors following the Audit Committee meeting and shall be submitted for the next Board meeting, at which time the Chairperson of the Audit Committee will provide additional comments as appropriate.

E. The Audit Committee shall prepare the report required by the Securities and Exchange Commission to be included in the Company's annual proxy statement. The Committee will also disclose in the annual report and proxy statement the Audit Committee's preapproval policies and procedures and fees paid to the independent auditors in accordance with Securities and Exchange Commission regulations.

F. The Audit Committee shall review and reassess the adequacy of the Audit Committee Charter on an annual basis and any changes thereto shall be submitted to the Board for approval. The Audit Committee shall have the Charter published at least every third year in the Company's proxy statement in accordance with Securities and Exchange Commission regulations.

G. On an annual basis or upon changes to the composition of the Audit Committee, the Company must provide the New York Stock Exchange written confirmation regarding:

    1. The determination made by the Board regarding Audit Committee member independence.

    2.  The financial literacy of Audit Committee members.

    3. The determination that at least one Audit Committee member has accounting or financial management expertise including the name of any designated Audit Committee financial expert under Securities and Exchange Commission regulation.

    4. The review and reassessment of the adequacy of this Charter on an annual basis including describing and reporting to the shareholders the Committee's composition, responsibilities and how they were discharged, and any other information required by rule, including approval of non-audit services.

H. While the Audit Committee has the duties and responsibilities set forth in this Charter, it is not the duty or responsibility of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are prepared in accordance with generally accepted accounting principles. These duties and responsibilities rest with management and the independent auditors.

                      (This page intentionally left blank)

APPENDIX B

                               HANDLEMAN COMPANY
                         CORPORATE GOVERANCE GUIDELINES

1. SELECTION OF CHAIRMAN AND CEO; PRESIDING DIRECTOR: Currently, the Chairman of the Board is the Chief Executive Officer (CEO) of Handleman Company. If the Board does not designate the Chairman of the Board as the CEO, then the President by virtue of his office is the CEO.

    The Board has no policy respecting the need to separate or combine the offices of Chairman and CEO. The Board believes that this issue is part of the succession planning process and that it is in the best interests of the Company to make a determination whenever it elects a new CEO.

    The Board will designate an independent Director to serve as Presiding Director. Duties and responsibilities of the Presiding Director include:

    a.  Presiding over executive sessions of the independent Board members;
    b. Advising the CEO of appropriate feedback from the executive session including any actions to be taken, as well as any issues or concerns raised by the independent Directors;
    c.  Advising on the agenda for the Board meetings;
    d. Meeting with senior officers, if deemed appropriate, to discuss the business and issues facing the Company;
    e. Working with the Chairman of the Corporate Governance and Nominating Committee in the selection of the Committee Chairs; and
    f.  Meeting with shareholders, if appropriate, to discuss their concerns.

2. MEETING WITHOUT CEO: In those instances where the independent Directors meet without the Chairman and CEO, the Presiding Director will chair the meeting.

3. NUMBER OF COMMITTEES: The Board has the following committees: Audit Committee, Compensation and Stock Option Committee and Corporate Governance and Nominating Committee. The Board has the flexibility to form a new committee or disband a current committee. It is the policy of the Board that only independent Directors serve on the Audit Committee, Compensation and Stock Option Committee and Corporate Governance and Nominating Committee.

4. ASSIGNMENT AND ROTATION OF COMMITTEE MEMBERS: The Chairman of the Corporate Governance and Nominating Committee with the assistance of the Presiding Director recommends the appointment of members to the committees, the composition of which is discussed and ratified by the entire Board, taking into account the desires and suggestions of individual Directors. It is the belief of the Board that committee rotation is a desirable principle, but should not be mandated as a policy since there may be reasons at a given point in time to maintain an individual Director's committee membership for a longer period or to shorten the period. The learning time to become an active contributor on a particular committee is also a factor.

5. FREQUENCY AND LENGTH OF COMMITTEE MEETINGS: The Chair of each committee, in consultation with its members, determines the frequency and length of the meetings of the committee.

6. COMMITTEE AGENDA: The Chair of each committee, in consultation with the appropriate Officers, will develop the committee's agenda. At the beginning of the Board year (from annual shareholders meeting to annual meeting), each committee will establish a schedule of agenda subjects to be discussed during the year (to the extent these can be foreseen); the schedule for each committee will be furnished to all Directors. The agenda for each meeting will be distributed to all Directors in advance and suggestions for changes or additions will be solicited.

7. SELECTION OF AGENDA ITEMS FOR BOARD MEETINGS: The Chairman and CEO will establish the agenda for each Board meeting. At the beginning of the Board year, the Chairman and CEO will establish a schedule of agenda subjects to be discussed during the year (to the extent these can be foreseen). The agenda for each meeting will be distributed to the Presiding Director in advance and suggestions for changes or additions will be solicited. At least one Board meeting each year will be a Board "retreat," the principal purpose of which will be a Board review of long-term strategic plans and the principal issues that Handleman Company will face in the future. The Board will have a minimum of six scheduled meetings per Board year and will be on call for additional meetings as needed.

8. BOARD MATERIALS DISTRIBUTED IN ADVANCE: Information and data that are important to the Board's understanding of the business will be distributed in writing to the Board the week before the scheduled Board meeting. The Officers will strive to make the information concise yet comprehensive, and will make an ongoing effort to solicit suggestions from independent Directors on how to best meet their information needs.

9. REGULAR ATTENDANCE OF NON-DIRECTORS AT BOARD MEETINGS: The Chairman and CEO will invite Senior Officers to attend the meeting when their presence is expected to significantly enhance the quality of Board decisions. Generally, attendance of non-Directors will take place when their expertise is required or where attendance is encouraged as noted in Item 11.

10. EXECUTIVE SESSIONS OF INDEPENDENT DIRECTORS: The independent Directors will meet in executive session at the conclusion of each scheduled Board meeting. The Presiding Director will preside over the executive session and will report to the Chairman and CEO on the nature of the discussion immediately following the Board meeting.

11. BOARD ACCESS TO SENIOR MANAGEMENT: The Presiding Director will have complete access to the Company's Officers and counsel and will communicate issues brought up by management with the other outside Directors. It is assumed that the Presiding Director will use appropriate judgment to be sure that this contact is not distracting to the business operation of the Company and that such contact, if in writing, be copied to the Chairman and CEO under normal circumstances. Furthermore, the Board encourages the Chairman and CEO, from time to time, to bring executives into Board meetings who: (a) can provide additional insight into the items being discussed because of personal involvement in these areas or (b) represent executives with future potential that the Chairman and CEO believes should be given exposure to the Board. The Board may retain outside counsel of its choice with respect to any issue relating to its activities. The Chairman and CEO will be advised on each such occasion of the law firm selected and the issues to be addressed by it on behalf of the Board.

12. BOARD COMPENSATION REVIEW: It is appropriate for the Officers to report once a year to the Compensation and Stock Option Committee the status of Board compensation in relation to other comparable U.S. companies and in consideration of the most current best practices. Changes in Board compensation, if any, should come at the suggestion of the Compensation and Stock Option Committee, but with full discussion and concurrence by the Board.

13. SIZE OF THE BOARD: It is the opinion of the Board that the optimal size of the Board under normal circumstances is 8 to 10 members. This size permits both a diversity of skills and views available to contribute to the duties of the Board and its Committees as well as the coordination and participation of all Directors in Board deliberations. However, the Board would be willing to go to a somewhat larger size in order to accommodate the availability of an outstanding candidate.

14. MIX OF INSIDE AND OUTSIDE DIRECTORS: The Board believes that, as a matter of policy, there should be a majority of independent Directors on the Handleman Board.

15. DEFINITION OF INDEPENDENT DIRECTOR: The Company has adopted the following definition of an independent Director: one who (a) is not and has not been employed by the Company or its subsidiaries in an executive capacity; (b) is not an advisor or consultant to the Company; (c) is not affiliated with a significant customer or supplier of the Company; (d) does not have a personal services contract or arrangement with the Company; (e) is not affiliated with a tax-exempt entity that receives significant contributions from the Company; and (f) is not a spouse, parent, sibling or child of a Board member or senior executive of the Company. The Board believes that all present outside Directors are independent. Compliance with the definition of independence is reviewed annually by the Corporate Governance and Nominating Committee.

16. STOCK OWNERSHIP OF OUTSIDE DIRECTORS The ownership of stock in the Company by outside Directors is required. The Board's policy is that each outside Director should, within five years of first election to the Board, own Company stock valued at market price equal to three times the annual retainer.

17. FORMER CHIEF EXECUTIVE OFFICER'S BOARD MEMBERSHIP: The Board believes this is a matter to be decided in each individual instance. It is assumed that when the Chief Executive Officer resigns from that position, he/she should offer his/her resignation from the Board at the same time. Whether the individual continues to serve on the Board is a matter for discussion at that time with the new CEO and the Board.

18. BOARD MEMBERSHIP CRITERIA: The Corporate Governance and Nominating Committee is responsible for reviewing with the Board periodically the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board. This assessment should include issues of diversity, age, skills such as understanding of marketing, finance, regulation and public policy, international background, commitment to Handleman's shared values, etc. -- all in the context of an assessment of the perceived needs of the Company and the Board at that point in time.

19. SELECTION OF NEW DIRECTOR CANDIDATE/EXTENDING INVITATIONS TO BOARD: The Board itself should be responsible, in fact as well as procedure, for selecting its own members. The Board delegates the screening process involved to the Corporate Governance and Nominating Committee and the Presiding Director with direct input from the Chairman and CEO. The invitation to join the Board should be extended by the Chairman and CEO and the Chair of the Corporate Governance and Nominating Committee.

20. ASSESSING THE BOARD'S PERFORMANCE: The Board commits to participate in a process of self-evaluation annually, led by the Corporate Governance and Nominating Committee. This will be discussed with the full Board following the end of each fiscal year. This assessment should be of the Board's contribution as a whole and should specifically review areas in which the Corporate Governance and Nominating Committee or the Chairman and CEO believes a better contribution could be made. Its purpose is to increase the effectiveness of the Board. The purpose of the evaluation will be to discover if there are changes to the Board's structure and operations, which will maximize the value that the Board adds to the Company.

21. DIRECTORS WHO CHANGE THEIR PRESENT JOB RESPONSIBILITY: It is the sense of the Board that individual Directors who change in a substantial way the business responsibility they held when they were elected to the Board, or who develop a conflict as a Director of the Company with the person's position in, or role with, another entity should inform the Chairman and CEO and the Chair of the Corporate Governance and Nominating Committee of the change. In addition, they must volunteer to resign from the Board. It is not the sense of the Board that the Directors who retire from or change substantially the position they held when they became a Director should necessarily leave the Board. There should, however, be an opportunity of the Board via the Corporate Governance and Nominating Committee to review the continued appropriateness of Board membership under these circumstances.

22. RETIREMENT AGE: Directors will submit a written resignation to the Board upon reaching the age of 72. The Corporate Governance and Nominating Committee will review the desirability of continued service by that Director in light of the needs of the Company at that time and make a recommendation to the Board. If continued service is requested, that Director will then annually submit a written resignation to be considered by the Board.

23. FORMAL EVALUATION OF THE CHAIRMAN AND CEO: At the beginning of each fiscal year, the Chairman and CEO will set forth in writing to the Chair of the Compensation and Stock Option Committee the Chairman and CEO's personal goals for the performance of his duties and responsibilities during such fiscal year. The independent Directors should make this evaluation annually, and it should be communicated to the Chairman and CEO by the Chair of the Compensation and Stock Option Committee. The evaluation should be based on objective criteria, including comparison of the Chairman and CEO's goals for the year against actual results, performance of the business, accomplishment of long-term strategic objectives, management development, and the like. The evaluation will be used by the Compensation and Stock Option Committee in the course of its deliberations when considering the compensation of the Chairman and CEO.

24. SUCCESSION PLANNING: There will be an annual report by the Chairman and CEO to the Board on succession planning. There should also be available, on a continuing basis, the Chairman and CEO's recommendations as to a successor should the Chairman and CEO be unexpectedly disabled.

25. MANAGEMENT DEVELOPMENT: There will be an annual report to the Board by the Chairman and CEO on Handleman's program for management development. This report should be given to the Board at the same time as the succession planning report.

26. BOARD INTERACTION WITH INSTITUTIONAL INVESTORS, THE PRESS, CUSTOMERS, ETC.:
    The Board believes that, in general, it is optimal for the appropriate Officers to speak for the Company. The Presiding Director and individual outside Board members may, from time to time, meet or otherwise communicate with various constituencies that are involved with the Company, including investors. It is expected that Board members would do this with the knowledge of the Chairman and CEO and absent unusual circumstances, only at the request of the Chairman and CEO.

27. ADHERENCE TO CODE OF BUSINESS PRACTICES: Each Director shall be familiar with and adhere to the Company's Code of Business Practices. The Directors shall annually acknowledge in writing that the Director has complied with the Code of Business Practices as it applies to the Director.

28. CONTINUING EDUCATION FOR DIRECTORS: One of Handleman Company's core values is continuing learning and improvement. The Company encourages and supports this value throughout all levels of the organization. Board members also believe continuous learning is important to ensure the ongoing effectiveness of the Board. The Board encourages each Director to participate in at least one continuing education program during each Board term. Annually, management will provide the Board a list of continuing education programs available during the calendar year.

                      (This page intentionally left blank)

                                WWW.HANDLEMAN.COM

[HANDLEMAN COMPANY LOGO]

                                HANDLEMAN COMPANY
                         ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 14, 2003
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                                       OF
                                HANDLEMAN COMPANY

     Elizabeth A. Chappell, Peter J. Cline and Dr. Irvin D. Reid, and each of them, are hereby authorized to represent and vote the stock of the undersigned at the Annual Meeting of Shareholders to be held October 14, 2003, and at any adjournment thereof.

                 (Continued and to be signed on the other side)


-------------------------------------------------------------------------------
    ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)




-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                            /\  FOLD AND DETACH HERE  /\

            YOU CAN NOW ACCESS YOUR HANDLEMAN ACCOUNT ONLINE.

Access your Handleman shareholder account online via Investor ServiceDirect(R)
(ISD).

Mellon Investor Services, now makes it easy and convenient to get current information on your shareholder account. After a simple and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

o  View account status             o Make address changes
o  View certificate history        o Establish/change your PIN

              VISIT US ON THE WEB AT HTTP://WWW.MELLONINVESTOR.COM
                AND FOLLOW THE INSTRUCTIONS SHOWN ON THIS PAGE.

STEP 1: FIRST TIME USERS -- ESTABLISH A PIN
You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) or Investor ID available to establish a PIN.

THE CONFIDENTIALITY OF YOUR PERSONAL INFORMATION IS PROTECTED USING SECURE SOCKET LAYER (SSL) TECHNOLOGY.

o SSN or Investor ID
o Then click on the Establish PIN button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.

STEP 2: LOG IN FOR ACCOUNT ACCESS
You are now ready to log in. To access your account please enter your:

o SSN or Investor ID
o PIN
o Then click on the Submit button

If you have more than one account, you will now be asked to select the appropriate account.

STEP 3: ACCOUNT STATUS SCREEN

You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

o Certificate History
o Issue Certificate
o Address Change

              FOR TECHNICAL ASSISTANCE CALL 1-877-978-7778 BETWEEN
                       9AM-7PM MONDAY-FRIDAY EASTERN TIME

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN.           Please
IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR                    Mark Here   [ ]
DIRECTORS LISTED BELOW.                                                                                         for Address
                                                                                                                Change or
                                                                                                                Comments
                                                                                                                SEE REVERSE SIDE

THE BOARD RECOMMENDS A VOTE FOR THE NOMINEES LISTED BELOW.
1. Election of Directors.                                                2. In their discretion with respect to any other matters
                                                                            that may properly come before the meeting.
  FOR all nominees               WITHHOLD
    listed below                 AUTHORITY
 (except as marked       to vote for all nominees
to the contrary below)          listed below                             Please disregard if you have previously provided your
       [  ]                        [  ]                                   consent decision.

                                                                  By checking the box to the right, I consent to future     [ ]
                                                                  delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications
                                                                  electronically via the Internet at a webpage which will be disclosed to me. SEE FOOTNOTE BELOW *

01 James B. Nicholson,  02 Lloyd E. Reuss, 03 Stephen Strome         The undersigned hereby revokes any proxy or proxies heretofore given to vote such stock, and hereby ratifies and confirms all
(INSTRUCTION: To withhold authority to vote for any individual    that said attorneys and proxies, or their substitutes, may do by
nominee, write that nominee's name in the space provided below)   virtue hereof. If only one attorney and proxy shall be present and acting, then that one shall have and may exercise all the powers
_______________________________________________________________   of said attorneys and proxies.

                                                                     The undersigned hereby acknowledges receipt of the notice of said Annual Meeting of Shareholders, the proxy statement relating thereto and the Annual Report for 2003.

                                                                  PLEASE PROMPTLY DATE, SIGN, AND MAIL THIS PROXY IN THE ENCLOSED
                                                                  ENVELOPE

SIGNATURE ________________________________________ SIGNATURE  ________________________________________ DATED _______________ , 2003

THE SIGNATURE(s) OF SHAREHOLDER(s) SHOULD CORRESPOND EXACTLY WITH THE NAME(s) STENCILED HEREON. JOINT OWNERS SHOULD SIGN
INDIVIDUALLY. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.

------------------------------------------------------------------------------------------------------------------------------------
                                                     /\ FOLD AND DETACH HERE /\

                 * FOOTNOTE I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.

                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK
      INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 11PM EASTERN TIME
                      THE DAY PRIOR TO ANNUAL MEETING DAY.
          YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES
            TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED,
                      SIGNED AND RETURNED YOUR PROXY CARD.


                                    INTERNET
                            HTTP://WWW.EPROXY.COM/HDL
                 Use the Internet to vote your proxy. Have your
                   proxy card in hand when you access the web
                    site. You will be prompted to enter your
                  control number, located in the box below, to
                     create and submit an electronic ballot.


                                       OR


                                    TELEPHONE
                                 1-800-435-6710
                    Use any touch-tone telephone to vote your
                  proxy. Have your proxy card in hand when you
                    call. You will be prompted to enter your
                  control number, located in the box below, and
                        then follow the directions given.


                                       OR


                                      MAIL

                              Mark, sign and date
                                your proxy card
                                      and
                                return it in the
                             enclosed postage-paid
                                   envelope.



               IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.


YOU CAN VIEW THE ANNUAL REPORT AND PROXY STATEMENT
ON THE INTERNET AT WWW.HANDLEMAN.COM
REFERENCE INVESTOR RELATIONS/KEY FINANCIALS